EXHIBIT 10.54
                                                                   -------------

                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                  AND CONSENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT (this "Fifth Amendment") is made and entered into as of the 22nd day of February, 2001, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A., "Fleet") and such banks or other financial institutions which may become a party thereto (the "Banks"), Fleet as Administrative Agent for the Banks (the "Administrative Agent"), KEYBANK NATIONAL ASSOCIATION as Documentation Agent, BANK OF AMERICA, N.A. as Syndication Agent and CANADIAN IMPERIAL BANK OF COMMERCE as the Canadian Agent (the "Canadian Agent", and together with the Administrative Agent, the "Bank Agents").

     WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 2000, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of February 14, 2000, a Third Amendment to Revolving Credit and Term Loan Agreement dated as of April 14, 2000, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of August 4, 2000, and as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Parent has informed the Banks that it plans to exchange its stock in The AFA Group, Inc. and Advanced Enterprises Recycling Inc. for the assets of Waste Disposal Services LLC plus a cash payment of approximately $1,500,000 (such stock acquisition and disposition being hereinafter referred to as the "AFA Swap");

     WHEREAS, the Parent has informed the Banks that it plans to convert a $16,300,000 note receivable, plus accrued interest, from Oakhurst into equity in New Heights Recovery LLC, an Illinois limited liability corporation (such transaction being hereinafter referred to as the "New Heights Equity Investment");

     WHEREAS, the ING L/C will be replaced by a Letter of Credit under this Credit Agreement (the "MERC L/C");

     WHEREAS, the Borrowers have informed the Banks that they intend to sell the Resource Technology Group for approximately $24,000,000 and use the Net Cash Proceeds thereof to pay down the Term Loan;

     WHEREAS, the Borrowers have requested that the Banks and the Administrative Agent make certain amendments to the Credit Agreement, and grant certain consents, and the Banks and the Administrative Agent are willing to amend the Credit Agreement and grant such certain consents on the terms set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by:

          (a) deleting the definitions of "Adjusted Margin", "Adjustment Period", "Consolidated Earnings Before Interest Taxes Depreciation and Amortization or EBITDA", "Excluded Subsidiaries" and "Security Documents" and respectively replacing such definitions in their entirety with the following new definitions:

                    "Adjusted Margin. A margin of 0.125% per annum added to the otherwise applicable rate during the Adjustment Period.

                    Adjustment Period. The period from February 22, 2001 through
               August 22, 2001, provided that no Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, the Adjustment Period shall continue until such Event of Default has been cured to the satisfaction of the Required Banks.


                    Consolidated Earnings Before Interest Taxes Depreciation and
               Amortization or EBITDA. For any period, the Consolidated Net Income (or Deficit) of the Borrowers determined in accordance with GAAP, plus; to the extent that such charge was deducted in determining Consolidated Net Income (or Deficit) in the relevant period, (a) interest expense, (b) income taxes, (c) amortization expense, and (d) depreciation expense for such period, (e) EBITDA of the businesses acquired by any Borrower (through asset purchases or otherwise) (each an "Acquired Business"), or with respect to Subsidiaries (other than Excluded Subsidiaries) acquired or formed during the period reported in the most recent financial statements delivered to the Banks pursuant to ss.7.4 (each a "New Subsidiary") shall be included in the calculation of EBITDA if (i) the Acquired Businesses or New Subsidiaries had annual revenue of at least $5,000,000 for the most recent fiscal year ended, (ii) the Administrative Agent receives a letter in form and substance satisfactory to the Administrative Agent from the Borrowers' Accountants as to adjustments for non-recurring expenses, and (iii) (A) the financial statements of such Acquired Businesses or New Subsidiaries have been audited for the most recent fiscal year ended of such Acquired Businesses or New Subsidiaries, a portion of which fiscal year is sought to be included in the calculation of EBITDA, or (B) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements, and, in each case, a Compliance Certificate and other reasonably appropriate documentation, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the historical operating results and balance sheet of such Acquired Businesses or New Subsidiaries (which information to the knowledge of the CFO is correct in all material respects) are provided to the Administrative Agent, (f) the non-cash non-recurring charges related to Oakhurst operations in the amount of $1,680,000 to be taken through the fiscal quarter ending January 31, 2001, and (g) solely for the purposes of determining compliance with ss.9.3 hereof, pro-forma credit related to the purchase of certain assets in July 2000, such charges not to exceed $959,000 for the fiscal quarter ending January 31, 2001, and $384,000 for the fiscal quarter ending April 30, 2001.

                    Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of the Borrowers after deduction of all expenses, taxes, and other proper charges determined in accordance with GAAP, plus, without duplication, (a) non-cash non-recurring charges related to restructuring charges or asset impairment charges with respect to the Cellulose Joint Venture not exceeding $7,750,000, and (b) if the Resource Technology Group is sold by October 31, 2001, non-cash non-recurring charges related to losses from asset impairment charges or such sale not exceeding $13,000,000, less, to the extent included therein, (x) any extraordinary gains, (y) any income from non-continuing operations, and (z) income attributable to any minority equity or other Investment in any non-Borrower except to the extent of actual cash received with respect to the Cellulose Joint Venture or the New Heights Equity Investment paid to the Borrowers in the form of cash dividends or cash partnership distributions during the applicable period.

                    Excluded Subsidiaries. The Insurance Subsidiary and the De
               Minimis Subsidiaries and MERC until the Assignment Effective
               Date.

                    Security Documents. The Domestic Security and Pledge
               Agreement, the Canadian Pledge Agreement, the Canadian Security Agreements, and, as of the Effective Assignment Date, the ING Documents set forth on Schedule 4 hereto, each as amended and in effect from time to time, and any additional documents evidencing or perfecting the Administrative Agent's lien on the assets of the applicable Borrowers for the benefit of the applicable Banks (including Uniform Commercial Code financing statements and the Canadian equivalent thereof)."

               and (b) deleting the last paragraph of the definition of "Applicable Rate" therein and restating it as follows:

                    "Each Applicable Rate shall become effective on the first
               day after receipt by the Banks of financial statements delivered pursuant to ss.7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Rate in accordance with the above table, provided that for the period from the Fifth Amendment Effective Date through six (6) months after the Fifth Amendment Effective Date, the Applicable Rate shall be Level IV, provided further that during the Adjustment Period, the Adjusted Margin shall be added to the Applicable Rate for Level IV in the above table and to the Acceptance Fee for Bankers' Acceptances. If at any time the financial statements required to be delivered pursuant to ss.7.4(a) or (b) hereof are not delivered within 10 days after the time periods specified in such subsections, the Applicable Rate shall be the rate set forth for Level IV plus the Adjusted Margin, if applicable, subject to adjustment upon actual receipt of such financial statements."

               and (c) by inserting the following new definitions in proper alphabetical order:

                    "Assignment Effective Date. The date on which the ING
               Documents assigned to the Administrative Agent for the benefit of the Banks.

                    ING Agreement. Pursuant to a certain Credit Agreement dated as of April 30, 1996 (the "ING Agreement"), among MERC, the banks named therein (such banks collectively referred to as the "ING Lenders"), and ING (U.S.) Capital LLC, as the agent thereof (the "ING Agent"), the ING Lenders made certain credit extensions to MERC (including the ING L/C).

                    ING Documents. The Documents listed and identified as such on Schedule 4 attached hereto.

                    MERC Transaction. The purchase of the remaining 16.25% of
               the partnership interests of MERC by KTI Environmental Group, Inc., for a purchase price of approximately $7.9 million (including assumed debt to be entered into simultaneously with the sale of KTI's interest in PERC)."

     3. Amendments To Section 2.1(a) of the Credit Agreement. Section 2.1(a) of the Credit Agreement is hereby amended by inserting, immediately before the period (".") at the end of the first sentence thereof, the following text:

     "provided further that until the ratio of Consolidated Funded Indebtedness to EBITDA as at the end of any fiscal quarter is less than 3.50:1.00, the outstanding amount of Domestic Revolving Credit Loans (including the Swing Line Loans) and the Maximum Drawing Amount of the Domestic Letters of Credit shall not exceed a maximum aggregate amount outstanding equal to $280,000,000, however the Commitment Fee shall be payable on the full amount of the Total Commitment during such period."

     4. Amendments to Section 4A.4.1 of the Credit Agreement. Section 4A.4.1 of the Credit Agreement is hereby amended by adding the following new subsection
(f) in proper alphabetical order therein:


          "(f) The Domestic Borrowers shall use $10,000,000 of the Net Cash Proceeds received from the sale of the Bangor Warrants permitted under ss.8.4.2(c) and $23,000,000 of the Net Cash Proceeds received from the sale of PERC and Timber permitted under ss.8.4.2(a) to pay down (i) outstanding Domestic Revolving Credit Loans by $22,000,000, and (ii) the Term Loan by $11,000,000."

     5. Amendments to Section 4A.6.1 of the Credit Agreement. Section 4A.6.1 of the Credit Agreement is hereby amended by deleting the subsections (a) and (b) in their entirety and restating them as follows:

          "(a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion thereof shall bear interest during such Interest Period at the rate of 2.000% per annum plus the Adjusted Margin during the Adjustment Period (the "Term Loan Base Rate Margin") above the Base Rate.

          (b) At the option of the Domestic Borrowers, and upon notice give to the Administrative Agent pursuant to ss.4A.6.2, so long as no Default or Event of Default has occurred or is continuing, to the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate of 3.500% per annum plus the Adjusted Margin during the Adjustment Period (the "Term Loan Eurodollar Margin") above the Eurodollar Rate.

     6. Amendments to Section 7.4 of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (f) thereof, and (b) deleting subsection (g) thereof in its entirety and replacing it with the following:

          "(g) consolidated and consolidating balance sheets and statements of operations, including, the divisional profit and loss results, on a monthly basis until such time as the ratio of (i) Total Consolidated Funded Indebtedness to (ii) EBITDA under ss.9.5 hereof is less than 3.50:1.00, and thereafter on a quarterly basis; and

          (h) from time to time such other financial data and other information (including accountants' management letters) as the Banks may reasonably request;"

     7. Amendments to Section 7 of the Credit Agreement. Section 7 of the Credit Agreement is hereby amended by adding the following new ss.7.19:


          "ss.7.19. Quarterly Conference Calls. For the fiscal year 2002, the Borrowers will arrange and participate in conference calls with the Banks within 30 days following the close of each fiscal quarter."


     8. Amendments to Section 8.4.1(j) of the Credit Agreement. Section 8.4.1(j) of the Credit Agreement is hereby amended by deleting subsection (j) thereof in its entirety and replacing it with the following:


          "(j) (i) in the event that the ratio of (A) Total Consolidated Funded Indebtedness to (B) EBITDA under ss.9.5 hereof is greater than or equal to 3.50:1.00, cash consideration to be paid by such Borrower in connection with any such acquisition or series of related acquisitions (including cash deferred payments, contingent or otherwise, and the aggregate amount of all liabilities assumed), shall not exceed $1,000,000 without the consent of the Administrative Agent and the Required Banks and (ii) in the event that the ratio of (A) Total Consolidated Funded Indebtedness to (B) EBITDA under ss.9.5 hereof is less than 3.50:1.00, cash consideration to be paid by such Borrower in connection with any such acquisition or series of related acquisitions (including cash deferred payments, contingent or otherwise, and the aggregate amount of all, liabilities assumed), shall not exceed $15,000,000 without the consent of the Administrative Agent and the Required Banks; provided, further, in each case, that, taking into account such acquisition and any borrowing made in connection therewith, there shall remain at least $20,000,000 of availability under the Total Commitment."

     9. Amendment to Section 8.4.2 of the Credit Agreement is amended by adding the following sentence immediately prior to the third sentence thereof which begins "Notwithstanding the foregoing......":" the Borrowers shall be permitted to sell the Resource Technology Group, provided that gross cash proceeds of approximately $24,000,000 shall be received and shall be used to pay down the Term Loan."


     10. Amendments to Section 8.6 of the Credit Agreement. Section 8.6 of the Credit Agreement is hereby amended by deleting ss.8.6 in its entirety and replacing it with the following new ss.8.6:

          "ss.8.6. Restricted Distributions and Redemptions.

     None of the Borrowers will declare or pay any cash Distributions; provided that any Subsidiary may declare or pay cash Distributions to the Parent. In addition, the Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of the Borrowers or Excluded Subsidiaries without the written consent of the Administrative Agent and the Required Banks. So long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, at any time after August 9, 2003, the Parent may make quarterly cash Distributions on its Series A Preferred Stock in an amount up to five percent (5%) of the face value of the Series A Preferred Stock per year, but in no event to exceed $3,226,879 in any fiscal year."

     11. Amendments to Section 8.8 of the Credit Agreement. Section 8.8 of the Credit Agreement is hereby amended by deleting ss.8.8 in its entirety and substituting in place thereof the following new ss.8.8:

          "ss.8.8. Capital Expenditures. Commencing with the fiscal quarter ending April 30, 2001, as at the end of any fiscal quarter, the Borrowers will not permit the amount of Capital Expenditures (excluding any acquisitions permitted by ss.8.4 hereof) made by the Borrowers in the period of four (4) consecutive fiscal quarters then ended to exceed (a) through January 31, 2002, an amount equal to 2.0 times the sum of depreciation and landfill amortization expense for such period (calculated in accordance with GAAP), and (b) thereafter, the lesser of an amount equal to (i) 0.5 times EBITDA for such period, and (ii) the sum of depreciation and landfill amortization expense for such period (calculated in accordance with GAAP)."

     12. Amendments to Section 9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended by deleting ss.9.1 in its entirety and substituting in place thereof the following new ss.9.1:

          "ss.9.1. Interest Coverage Ratios. As of the end of any fiscal quarter, the ratio of EBITDA to Consolidated Total Interest Expense shall not be less than the stated ratio for the respective periods set forth below:

     Period                                                   Ratio
     ------                                                   -----
     Effective Date through 10/30/01                          2.50:1
     10/31/01 through 1/30/02                                 2.75:1
     1/31/02 through 4/29/02                                  3.00:1
     Thereafter                                               3.50:1

     provided, that any adjustments made pursuant to clause (e) of the definition of EBITDA shall not be included in the calculation of this ss.9.1 and EBITDA shall be calculated for the period of four (4) fiscal quarters ending on the date of calculation."

     13. Amendments to Section 9.3 of the Credit Agreement. Section 9.3 of the Credit Agreement is hereby amended by deleting ss.9.3 in its entirety and substituting in place thereof the following new ss.9.3:

          "ss.9.3. Borrowers' Funded Debt to EBITDA Ratio. The Borrowers will not permit the ratio of (a) Consolidated Funded Indebtedness to (b) EBITDA as at the end of any fiscal quarter to exceed the stated ratio for the respective periods set forth below:

     Period                                                   Ratio
     ------                                                   -----
     Effective Date through 6/30/00                           4.00:1
     7/31/00 through 7/31/01                                  3.75:1
     Thereafter                                               3.50:1

     provided that, in the event that the Resource Technology Group are sold prior to October 31, 2001 for Net Cash Proceeds of at least $24,000,000, the maximum permitted ratio as at the end of the fiscal quarter when such sale occurred and thereafter shall be 3.50:1. For the purposes of this ss.9.3, EBITDA shall be calculated for the period of four (4) consecutive fiscal quarters ending on the date of calculation."

     14. Amendments to Schedules and Exhibits of the Credit Agreement. The Schedules to the Credit Agreement are hereby amended by (a) deleting the current
Schedule 1 attached thereto and replacing it with the new Schedule 1 attached hereto; and (b) adding in proper numerical order the new Schedule 4 attached hereto. The Borrowers hereby represent and warrant that such new Schedules are complete and accurate. Concurrently herewith, the Borrowers have delivered new Perfection Certificates for all new Subsidiaries. Exhibit D is hereby amended by deleting the current Exhibit D attached to the Credit Agreement and replacing it with the new Exhibit D attached hereto.

     15. Deletion of Sections from the Credit Agreement. As of the Fifth Amendment Effective Date or if later, as of the Assignment Effective Date, the text of following sections shall be deleted in their entirety from the Credit Agreement, and the words "Intentionally Deleted" shall be inserted in their place:

     ss.8.1(f)(i) and (j)
     ss.8.d(h)(i)
     ss.8.3(i)
     ss.9.5.

     16. Consent to AFA Asset Swap. Each of the Banks hereby consents to the AFA Swap, provided that (a) the cash consideration received by the Borrowers in connection with the AFA Swap shall not be less than $1,500,000 and such consideration shall be used to pay down the Term Loan, and (b) the Borrowers shall comply with the terms of Section 8.4.1 with respect to the acquisition of the Waste Disposal Services LLC assets.

     17. Consent to New Heights Equity Investment. Each of the Banks hereby consents to the New Heights Equity Investment, provided that the stock of New Heights owned by KTI Inc. shall be pledged to the Administrative Agent for the benefit of the Banks.

     18. The MERC Transaction. In connection with the issuance of the MERC L/C and the payment of all outstanding amounts under the ING Agreement, the ING Lenders will assign all of their rights, interests and obligations under the ING Documents to the Administrative Agent for the benefit of the Banks pursuant to the Assignment and Acceptance dated the Assignment Effective Date between the ING Lenders, ING and the Administrative Agent (on behalf of itself and the Banks). As of the Assignment Effective Date, the ING Agreement shall be subsumed under this Credit Agreement and shall be amended and restated and replaced in its entirety by the terms of this Credit Agreement, and the ING Documents shall be "Security Documents" under this Credit Agreement, and MERC will no longer be an Excluded Subsidiary and will become a Borrower hereunder, and will execute and deliver a Joinder and Affirmation to the Credit Agreement, allonges to the Notes, and deliver such other documents as requested by the Administrative Agent. Any cash held by ING shall be applied to pay down the outstanding Domestic Revolving Credit Loans.

     If the MERC Transaction and the Assignment Effective Date occurs after the Fifth Amendment Date, the Banks hereby consent to the MERC Transaction, on the terms set forth in this ss.18, notwithstanding the restrictions in ss.8.4(j), as amended hereby.

     19. Representations and Warranties. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of each of this Fifth Amendment and the Credit Agreement, as amended as of the date hereof and the transactions contemplated hereby and thereby are within the corporate power and authority of such Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of such Borrower, (b) contravene any provision of the charter documents or by-laws of such Borrower or any law, rule or regulation applicable to such Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

          (b) This Fifth Amendment and the Credit Agreement as amended as of the date hereof and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution, delivery and performance of this Fifth Amendment and the Credit Agreement as amended as of the date hereof and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

          (d) The representations and warranties contained in ss.6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

          (e) After giving effect to this Fifth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     20. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment.

     21. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     22. DELIVERY BY FACSIMILE. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement-or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     23. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     23. Effectiveness. This Fifth Amendment shall become effective (the "Fifth Amendment Effective Date") upon the receipt by the Agent of:

          (a) a counterpart of this Fifth Amendment, executed by the Required Banks and the Borrowers;

          (b) an amendment fee in an aggregate amount equal to 20.0 basis points on the Commitment or outstanding principal portion of the Term Loan, as applicable, of each Bank which consents to this Fifth Amendment on or prior to 5:00 p.m. (Boston time) on February 20, 2001;

          (c) with respect to those provisions relating to new Borrowers including MERC, upon the signing and delivery a Joinder and Affirmation Agreement to the Administrative Agent, allonges to the Notes, and all documentation reasonably requested by the Administrative Agent in connection therewith; and

          (d) payment of all fees and expenses of the Administrative Agent's legal counsel in the connection with the preparation of this Fifth Amendment and ancillary documentation and filings.

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Fifth Amendment as of the date first set forth above.


                                        FLEET NATIONAL BANK
                                        (f/k/a BankBoston N.A.)
                                        individually and as Administrative Agent

                                        By: /s/ Timothy M. Laurion
                                           ---------------------------------
                                        Name:  Timothy M. Laurion
                                        Title:  Managing Director



                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent

                                        By: /s/ Daniel W. Lally
                                            ---------------------------------
                                        Name:  Daniel W. Lally
                                        Title:  Assistant Vice President



                                        BANK OF AMERICA, N.A.,
                                        individually and as Syndication Agent

                                        By: /s/ Steven R. Arentsen
                                            ---------------------------------
                                        Name:  Steven R. Arentsen
                                        Title:  Senior Vice President



                                        COMERICABANK

                                        By: /s/ Joe Ursay
                                            ---------------------------------
                                        Name:  Joe Ursay
                                        Title:  Officer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        ELT LTD.

                                        By: /s/ Kelly C. Walker
                                        Name: Kelly C. Walker
                                        Title: Authorized Agent


                                        STRATEGIC MANAGED LOAN PORTFOLIO

                                        By: /s/ M. G. Regan
                                        Name: Mike Regan
                                        Title: Alternative Investment Strategies


                                        KZH SHOSHONE LLC

                                        By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title: Authorized Agent



                                        PILGRIM AMERICA HIGH INCOME
                                        INVESTMENTS, LTD.


                                        By: /s/ Charles E. LeMieux
                                        Name: Charles E. LeMieux, CFA
                                        Title:  Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        PILGRIM CLO 1999-1 LTD.
                                        By:  Pilgrim Investments, Inc., as its
                                             investment manager

                                        By: /s/ Charles E. LeMieux, CFA
                                        Name:  Charles E. LeMieux, CFA
                                        Title:  Vice President


                                        BANKERS TRUST COMPANY

                                        By:
                                        Name:
                                        Title:


                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        By:
                                        Name:
                                        Title:


                                        CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                        By:
                                        Name:
                                        Title:



                                        KZH-ING-1 LLC

                                        By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent



                                        KZH-ING-2 LLC

                                        By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent



                                        KZH-ING-3 LLC

                                        By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        NORTH AMERICAN SENIOR
                                        FLOATING RATE FUND

                                        By:
                                        Name:
                                        Title:


                                        KEMPER FLOATING RATE FUND

                                        By:  /s/ Kelly Babson
                                        Name:  Kelly Babson
                                        Title:  Managing Director


                                        CARLYLE HIGH YIELD PARTNERS II, LTD.

                                        By: /s/ Linda M. Pace
                                        Name:  Linda M. Pace
                                        Title: Vice President


                                        CYPRESSTREE INVESTMENT
                                        PARTNERS I, L TD

                                        By:
                                        Name:
                                        Title:



                                        OPPENHEIMER SENIOR FLOATING
                                        RATE FUND

                                        By: /s/ David Foxhoven
                                        Name: David Foxhoven
                                        Title: A.V.P.



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        Sankaty Advisors, Inc. as Collateral
                                        Manager for Great Point CLO 1999-LTD.,
                                        as Term Lender

                                        By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director, Portfolio
                                        Manager



                                        SANKATY HIGH YIELD PARTNERS II, L.P.

                                        By:  /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director, Portfolio
                                        Manager

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION


                                        By:  /s/  Paul M. Casey
                                        Name:  Paul M. Casey
                                        Title: Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: /s/ Rod Hurst
                                        Name: Rod Hurst
                                        Title: Vice President


                                        FIRST VERMONT BANK AND TRUST
                                        COMPANY

                                        By:
                                        Name:
                                        Title:


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, individually and as
                                        Canadian Agent

                                        By: /s/ M. Beth Miller
                                        Name:  M. Beth Miller
                                        Title: Authorized Signatory



                                        SANKATY HIGH YIELD PARTNERS II, L.P.

                                        By:
                                        Name:
                                        Title:



                                        GREAT POINT CLO 1999-1 LTD.

                                        By:
                                        Name:
                                        Title:


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        FIRST ALLAMERICA FINANCIAL LIFE
                                        INSURANCE CO.

                                        By:
                                        Name:
                                        Title:


                                        AVALON CAPITAL LTD.
                                        By:  INVESCO Senior Secured Management,
                                        Inc., as Portfolio Advisor

                                        By: /s/ Joseph Rotondo
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory


                                        AVALON CAPITAL LTD. 2
                                        By: INVESCO Senior Secured Management,
                                        Inc., as Portfolio Advisor

                                        By: /s/ Joseph Rotondo
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory


                                        OLYMPIC FUNDING TRUST, SERIES 1999-1

                                        By: /s/ Kelly C. Walker
                                        Name: Kelly C. Walker
                                        Title:  Authorized Agent


                                        KZH CYPRESSTREE 1 LLC

                                        By: /s/  Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent


                                        NORSE CBO, LTD.

                                        By:  /s/ Timothy S. Peterson
                                        Name: Timothy S. Peterson
                                        Title: Authorized Signatory

                                        HARBOURVIEW CDO II, LIMITED


                                        By:  /s/ Lisa Chaffee
                                        Name:  Lisa Chaffee
                                        Title: MANAGER


                                        INDOSUEZ CAPITAL FUNDING llA, LIMITED
                                        By: Indosuez Capital Luxembourg, as
                                        Collateral Manager

                                        By: /s/  Melissa Marano
                                        Name: Melissa Marano
                                        Title: Vice President


                                        MAGNETITE ASSET INVESTORS, LLC

                                        By: ILLEGIBLE
                                        Name:
                                        Title: Director


                                        ARES LEVERAGED INVESTMENT FUND II, L.P.

                                        By:
                                        Name:
                                        Title:


                                        ARES III CLO LTD.
                                        By: ARES CLO Management LLC

                                        By:
                                        Name:
                                        Title:



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        COLUMBUS LOAN FUNDING LTD.
                                        By:  Travelers Asset Management
                                        International Company LLC

                                        By: /s/ Denise T. Duffee
                                        Name: Denise T. Duffee
                                        Title: Investment Officer


                                        MUIRFIELD TRADING LLC

                                        By: /s/ Kelly C. Walker
                                        Name: Kelly C. Walker
                                        Title:  Vice President


                                        STANFIELD/RMF TRANSATLANTIC CDO, LTD.

                                        By:
                                        Name:
                                        Title:


                                        VAN KAMPEN CLO I, LIMITED

                                        By: /s/ Douglas L. Winchell
                                        Name: Douglas L. Winchell
                                        Title: Vice President


                                        VAN KAMPEN CLO II, LIMITED

                                        By: /s/ Douglas L. Winchell
                                        Name: Douglas L. Winchell
                                        Title: Vice President


                                        BLACK ROCK

                                        By: ILLEGIBLE
                                        Name:
                                        Title: Director


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        SEQUILS-ING I (HBDGM), LTD.
                                        By: ING Capital Advisors LLC,
                                        as Collateral Manager and Authorized
                                        Signatory

                                        By:
                                        Name:
                                        Title:


                                        THE TRAVELERS INSURANCE COMPANY

                                        By:  /s/ Denise T. Duffee
                                        Name:  Denise T. Duffee
                                        Title:  Investment Officer


                                        TRAVELERS CORPORATE LOAN FUND INC.
                                        By: Travelers Asset Management
                                        International Company LLC

                                        By:  /s/ Denise T. Duffee
                                        Name:  Denise T. Duffee
                                        Title:  Investment Officer


                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: /s/ Douglas L. Winchell
                                        Name: Douglas L. Winchell
                                        Title: Vice President



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        NORTH AMERICAN SENIOR FLOATING
                                        RATE FUND

                                        By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager

                                        By:  /s/ Jeffrey W. Heuer
                                            ---------------------------------
                                        Name:  Jeffrey W. Heuer
                                        Title:   Principal



                                        CYPRESSTREE INVESTMENT PARTNERS I, LTD
                                        By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager

                                        By:  /s/ Jeffrey W. Heuer
                                            ---------------------------------
                                        Name:  Jeffrey W. Heuer
                                        Title:   Principal



                                        CYPRESSTREE INVESTMENT PARTNERS II, LTD
                                        By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager

                                        By:  /s/ Jeffrey W. Heuer
                                            ---------------------------------
                                        Name:  Jeffrey W. Heuer
                                        Title:   Principal



                                        CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC.
                                        As: Attorney-in-Fact and on behalf of
                                        First Allmerica Financial Life Insurance
                                        Company as Portfolio Manager

                                        By:  /s/ Jeffrey W. Heuer
                                            ---------------------------------
                                        Name:  Jeffrey W. Heuer
                                        Title:   Principal

                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Investment Advisor

                                        By:  /s/ Joseph Rotondo
                                            ---------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                        AERIES FINANCE-ll LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Sub-Managing Agent

                                        By:  /s/ Joseph Rotondo
                                            ---------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                        CERES II FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Sub-Managing Agent (Financial)

                                        By:  /s/ Joseph Rotondo
                                            ---------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                        FLOATING RATE PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                        Inc.
                                        As Attorney in fact

                                        By:  /s/ Joseph Rotondo
                                            ---------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                        CIBC INC.
                                        By: /s/ M. Beth Miller
                                            ---------------------------------
                                        Name: M. Beth Miller
                                        Title:  AUTHORIZED SIGNATORY

                                        ARCHIMEDES FUNDING III, LTD.
                                        BY: ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By:  /s/ Michael J. Campbell
                                            ---------------------------------
                                        Name:  Michael J. Campbell
                                        Title: MANAGING DIRECTOR

                                        SEQUILS-ING I (HBDGM), LTD.
                                        BY: ING Capital Advisors LLC,
                                        as Collateral Manager

                                        By:  /s/ Michael J. Campbell
                                            ---------------------------------
                                        Name:  Michael J. Campbell
                                        Title: MANAGING DIRECTOR

                                        NEMEAN CLO, LTD.
                                        BY: ING Capital Advisors LLC,
                                        as Investment Manager

                                        By:   /s/ Michael J. Campbell
                                            ---------------------------------
                                        Name:  Michael J. Campbell
                                        Title: MANAGING DIRECTOR

DOMESTIC BORROWERS
------------------


ALL CYCLE WASTE, INC.
BRISTOL WASTE MANAGEMENT, INC.
CASELLA T.I.R.E.S., INC.
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
CASELLA WASTE SYSTEMS, INC.
GRASSLANDS INC.
HAKES C & D DISPOSAL, INC.
HIRAM HOLLOW REGENERATION CORP.
NATURAL ENVIRONMENTAL, INC.
NEWBURY WASTE MANAGEMENT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN SANITATION, INC.
PINE TREE WASTE, INC.
RESOURCE RECOVERY OF CAPE COD, INC.
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC.
SAWYER ENVIRONMENTAL SERVICES
SCHULTZ LANDFILL, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
WASTE-STREAM INC.
WESTFIELD DISPOSAL SERVICE, INC.
WINTERS BROTHERS, INC.

By:  /s/  Jerry S. Cifor
    --------------------------------
Name:  Jerry S. Cifor
Title:  Treasurer


                      [SIGNATURES CONTINUED ON NEXT PAGE]

ADVANCED ENTERPRISES RECYCLING INC.
THE AFA GROUP, INC.
AFA PALLET, INC.
AGRO PRODUCTS, INC.
ALLIED EQUIPT. & SALES CORP., INC.
AMERICAN SUPPLIES SALES GROUP, INC.
ARTIC INC.
ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
DATA DESTRUCTION SERVICES, INC.
FAIRFIELD COUNTY RECYCLING, INC.
FCR CAMDEN, INC.
FCR FLORIDA, INC.
FCR GEORGIA, INC.
FCR GREENSBORO, INC.
FCR GREENVILLE, INC.
FCR MORRIS, INC.
FCR PLASTICS, INC.
FCR REDEMPTION, INC.
FCR TENNESSEE, INC.
FCR VIRGINIA, INC.
FCR, INC.
KTI BIO FUELS, INC.
KTI ENERGY OF MARTINSVILLE, INC.
KTI ENERGY OF VIRGINIA, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI RECYCLING OF ILLINOIS, INC.
KTI RECYCLING OF NEW ENGLAND, INC.
KTI RECYCLING OF NEW JERSEY, INC.
KTI RECYCLING, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI TRANSPORTATION SERVICES, INC.
KTI, INC.
MECKLENBURG COUNTY RECYCLING, INC.
POWER SHIP TRANSPORT, INC.
TOTAL WASTE MANAGEMENT CORP.
U .S. FIBER, INC.


By:  /s/  Jerry S. Cifor
    --------------------------------
Name:  Jerry S. Cifor
Title:  Treasurer

                      [SIGNATURES CONTINUED ON NEXT PAGE]

PENOBSCOT ENERGY RECOVERY COMPANY,
LIMITED PARTNERSHIP
    By: PERC Management Company Limited
        Partnership, general partner
    By: PERC, Inc., general partner

        By:  /s/  Jerry S. Cifor
            -------------------------------
        Name:  Jerry S. Cifor
        Title:  Treasurer



PERC MANAGEMENT COMPANY, LIMITED
PARTNERSHIP
    By: PERC, Inc., general partner

        By:  /s/  Jerry S. Cifor
            -------------------------------
        Name:  Jerry S. Cifor
        Title:  Treasurer



CANADIAN BORROWERS
------------------

KTI RECYCLING OF CANADA, INC.
1316991 ONTARIO, INC.

      By:  /s/  Jerry S. Cifor
            -------------------------------
      Name:  Jerry S. Cifor
      Title:  Treasurer

                          CASELLA W ASTE SYSTEMS, INC.
                   AMENDED AND RESTATED REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT
                                DECEMBER 14,1999

                                   SCHEDULE 1

                           SUBSIDIARIES OF THE PARENT


I.   BORROWERS:
                                                  STATE OF         FOREIGN QUAL.
                                                INCORPORATION         ORDERED

1. ALL CYCLE WASTE, INC.                             VT

2. ALTERNATE ENERGY, INC.                            MA                 NH

3. BRISTOL WASTE MANAGEMENT, INC.                    VT

4. CASELLA TRANSPORTATION, INC.                      VT

5. CASELLA WASTE MANAGEMENT
   OF MASSACHUSETTS, INC.                            MA

6. CASELLA WASTE MANAGEMENT
   OF N.Y., INC.                                     NY

7. CASELLA WASTE MANAGEMENT
   OF PENNSYLVANIA, INC.                             PA

8. CASELLA WASTE MANAGEMENT, INC.                    VT               NY, MA, NH

9. CASELLA WASTE SYSTEMS, INC.                       DE                 VT

10. GRASSLANDS INC.                                  NY

11. HAKES C & D DISPOSAL, INC.                       NY

12. HIRAM HOLLOW REGENERATION
    CORP.                                            NY

13. NATURAL ENVIRONMENTAL, INC.                      NY

14. NEWBURY WASTE MANAGEMENT, INC.                   VT

15. NEW ENGLAND WASTE SERVICES, INC.                 VT               NH, NY

16. NEW ENGLAND WASTE
    SERVICES OF VERMONT, INC.                        VT

17. NEW ENGLAND WASTE SERVICES
    OF MASSACHUSETTS, INC.                           MA

18. NEW ENGLAND WASTE SERVICES
    OF N.Y., INC.                                    NY

19. NORTH COUNTRY
    ENVIRONMENTAL SERVICES, INC.                     VA                 NH

20. NORTHERN SANITATION, INC.                        NY

21. PINE TREE WASTE, INC.                            ME                 NS

22. RESOURCE RECOVERY OF
    CAPE COD, INC.                                   MA

23. RESOURCE TRANSFER SERVICES, INC.                 MA

24. RESOURCE WASTE SYSTEMS, INC.                     MA

25. ROCHESTER ENVIRONMENTAL
    PARK LLC                                         MA

26. SAWYER ENVIRONMENTAL
    RECOVERY FACILITIES, INC.                        ME

27. SAWYER ENVIRONMENTAL
    SERVICES                                         ME

28. SCHULTZ LANDFILL, INC.                           NY

29. SUNDERLAND WASTE
    MANAGEMENT, INC.                                 VT

30. WASTE-STREAM INC.                                NY

31. WESTFIELD DISPOSAL SERVICE, INC.                 NY

32. WINTERS BROTHERS, INC.                           VT

II. KTI BORROWERS

33. ADVANCED ENTERPRISES
    RECYCLING INC.                                   NJ

34. AFA PALLET CO., INC.                             NJ

35. THE AFA GROUP, INC.                              NJ

36. AGRO PRODUCTS, INC.                              NJ

37. ALLIED EQUIPT. & SALES
    CORP., INC.                                      NJ

38. AMERICAN SUPPLIES SALE GROUP, INC.

39. ARTiC, INC.                                      NJ

40. ATLANTIC COAST FIBERS, INC.
    (f/k/a KTI RECYCLING, INC.)                      DE                 NJ

41. ATLANTIC TRANSPORTATION                          NJ
    TECHNOLOGIES INC.

42. DATA DESTRUCTION SERVICES, INC.                  ME               MA, NH

43. FAIRFIELD COUNTY
    RECYCLING, INC.                                  DE                 CT

44. FCR, INC.                                        DE                 NC

45. FCR CAMDEN, INC.                                 DE                 NJ

46. FCR FLORIDA, INC.                                DE                 FL

47. FCR GEORGIA, INC.                                DE                 GA

48. FCR GREENSBORO, INC.                             DE                 NC

49. FCR GREENVILLE, INC.                             DE                 SC

50. FCR MORRIS, INC.                                 DE                 NJ

51. FCR REDEMPTION, INC.                             DE                 CT

52. FCR TENNESSEE, INC.                              DE                 TN

53. FCR VIRGINIA, INC.                               DE                 VA

54. K-C INTERNATIONAL, LTD.                          OR           NJ, CA, MA, PA

55. KTI, INC.                                        NJ                 ME

56. KTI BIO FUELS, INC.                              ME

57. KTI ENVIRONMENTAL GROUP, INC.                    NJ                 ME

58. KTI ENERGY OF MARTINSVILLE, INC.                 VA

59. KTI ENERGY OF VIRGINIA, INC.                     VA

60. KTI NEW JERSEY FIBERS, INC.                      DE           NJ, CT, NY, OR

61. KTI OPERATIONS, INC.                             DE          FL, GA, IL, ME,
                                                                 MA, NH, NJ, TX,
                                                                 VA, OR

62. KTI RECYCLING OF ILLINOIS, INC.                  DE                 IL

63. KTI RECYCLING OF NEW ENGLAND, INC.               DE                 MA

64. KTI RECYCLING OF NEW JERSEY, INC.                DE                 NJ

65. KTI SPECIALTY WASTE SERVICES, INC.               ME                 FL

66. KTI TRANSPORTATION SERVICES, INC.                ME                 NJ

67. MECKLENBURG COUNTY
    RECYCLING, INC.                                  CT                 NC

68. U.S. FIBER, INC.                                 NC          FL, AZ, CA, OH,
                                                                 OR, PA, TX

II. EXCLUDED SUBSIDIARIES:

69. AMERICAN ASH RECYCLING OF TENNESSEE, LTD.

70. CASELLA INSURANCE COMPANY

71. FOREST ACQUISITIONS, INC.

72. MAINE ENERGY RECOVERY
    COMPANY, LIMITED PARTNERSHIP

73. NORTH COUNTRY COMPOSTING SERVICES, INC.

74. NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH        [TO BE MERGED INTO
                                                       NORTHERN SANITATION INC.]

75. PORTLAND C & D SITE, INC.

76. TIMBER ENERGY RESOURCES, INC.

III. TIRE BUSINESS SUBSIDIARIES:

77. 1316991 ONTARIO INC.                             ON

78. ATLANTIC RECYCLED RUBBER INC.                    NS

79. CASELLA T.I.R.E.S., INC.                         ME                 RI

80. NEW HEIGHTS RECOVERY & POWER, LLC                DE

81. OAKHURST COMPANY, INC.                           DE

82. PRAIRIE RUBBER CORPORATION                       SK

83. RECI INDUSTRIES DE RECICLAGEN,                   PORTUGAL
    SGPL, S.A.

84. RECOVERY TECHNOLOGIES                            ON
    (CANADA), INC. (FORMERLY KTI
    RECYCLING OF CANADA, INC.)

85. RECOVERY TECHNOLOGIES OPERATIONS, LLC            IL               IN, NJ

86. RECOVERY TECHNOLOGIES GROUP, INC.                DE               GA, IL, NJ

87. RECOVERY TECHNOLOGIES                            DE          GA, LA, SC, TN,
    COLLECTION SERVICES, LLC                                     TX

                                   SCHEDULE 4

                               MERC L/C Documents
                               ------------------

     1.     ING Credit Agreement

     2. First Mortgage, Leasehold Mortgage and Security Agreement dated as of April 30, 1996 from the Borrower as mortgagor and the Agent as mortgagee (as amended, supplemented or otherwise modified from time to time)

     3. Second Mortgage, Leasehold Mortgage and Security Agreement dated as of April 30, 1996 from the Borrower as mortgagor and the Agent as mortgagee (as amended, supplemented or otherwise modified from time to time)

     4. Pledge and Security Agreement dated as of April 30, 1996 among Kuhr Technologies, Inc. ("KTI"), the Borrower and the Agent (as amended, supplemented or otherwise modified from time to time)

     5. Pledge and Security Agreement dated as of April 30, 1996 among KTI Limited Partners, Inc. ("KTI Limited Partners"), the Borrower and the Agent (as amended, supplemented or otherwise modified from time to time)

     6. Security Agreement dated as of April 30, 1996 between the Borrower and the Agent (as amended, supplemented or otherwise modified from time to time)

     7. Lockbox Agreement dated as of May 3, 1996 among the Agent, the Borrower and Key Bank of Maine (as amended, supplemented or otherwise modified from time to time)

     8. Subordination Agreement dated as of May 3,1996 by and among KTI, KTI Limited Partners, Energy National, Inc. ("ENI"), CNA Realty, Corp. ("CNA Realty"), the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     9. Subordination Agreement dated as of August 1,2000 by and among KTI, Inc., the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     10. Note Subordination Agreement dated as of May 3,1996 by and among CNA Realty, CLE Inc., the Agent and the Borrower as amended by Note Subordination Agreement dated as of December 30, 1998 by and among KTI, the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     11. Note Subordination Agreement dated as of May 3, 1996 by and among ENI, the Agent and the Borrower ( as amended, supplemented or otherwise modified from time to time)

     12. Note Subordination Agreement dated as of May 3, 1996 by and among Project Capital 1985, the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     13. Negative Pledge Agreement dated as of May 3,1996 by and among ENI, the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     14. Consent and Agreement (PPA) dated as of April 30, 1996 by and between Central Maine Power Company ("CMPC"), the Agent and the Borrower (as amended, supplemented or otherwise modified from time to time)

     15. Lessor's Estoppel and Consent dated as of April 30, 1996 by CMPC in favor of the Agent (as amended, supplemented or otherwise modified from time to time)

     16. Consent and Agreement (Water Agreements) dated as of April 30, 1996 by CMPC in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     17. Consent and Agreement dated as of April 30, 1996 by CL Power Sales One, LLC ("CL One"), in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     18. Operator Consent and Agreement dated as of April 30, 1996 by KTI Operations, Inc., in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     19. Municipality Consent and Agreement dated as of July 10, 1996 by the City of Saco in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     20. Municipality Consent and Agreement read and passed on June 18,1996 by the City of Biddeford in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     21. Municipality Consent and Agreement dated as of August 6, 1996 by the Town of Acton in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     22. Municipality Consent and Agreement dated as of August 27, 1996 by the Town of Alfred in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     23. Municipality Consent and Agreement dated as of July 1, 1996 by the Town of Old Orchard Beach in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     24. Municipality Consent and Agreement dated as of June 17, 1996 by the Town of North Berwick in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     25. Municipality Consent and Agreement dated as of June 19, 1996 by the Town of Buxton in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     26. Municipality Consent and Agreement dated as of June 26, 1996 by the Town of Kennebunk in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     27. Municipality Consent and Agreement dated as of November 19, 1996 by the Town of Sanford in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     28. Municipality Consent and Agreement dated as of September 3, 1996 by the Town of Shapleigh in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     29. Municipality Consent and Agreement dated as of June 24, 1996 by the Town of Dayton in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     30. Municipality Consent and Agreement dated as of July 10, 1996 by the Town of Wells in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     31. Municipality Consent and Agreement dated as of June 10, 1996 by the Town of Denmark in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     32. Municipality Consent and Agreement dated as of July 31, 1996 by the Town of Cornish in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     33. Municipality Consent and Agreement dated as of June 27, 1996 by the Town of Kennebunkport in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     34. Municipality Consent and Agreement dated as of June 17, 1996 by the Town of South Berwick in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     35. Municipality Consent and Agreement dated as of June 17, 1996 by the Town of Brownfield in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     36. Front-End Process Residue Consent and Agreement dated as of April 30, 1996 by Arthur Schofield, Inc., in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     37. Material Disposal and Transportation Consent and Agreement dated as of April 30, 1996 by Waste Management Disposal Services of Maine, Inc. (formerly known as Consolidated Waste Services, Inc.), Waste Management of New Hampshire, Inc., Waste Management of Maine, Inc., in favor of the Agent and acknowledged by the Borrower (as amended, supplemented or otherwise modified from time to time)

     38. Indemnity Agreement dated as of April 30, 1996 among Lehman Brothers Holdings, Inc., the Borrower and the Issuer as amended by Indemnity Agreement dated as of May 8, 1997 among The Energy Group PLC, the Borrower and Issuer and as amended by Indemnity Agreement dated as of August 8, 2000 among TXU Europe Limited, the Borrower and the Issuer (as amended, supplemented or otherwise modified from time to time)

     39. Escrow Agreement dated as of April 30, 1996 among Key Trust Company of Ohio, N.A. (the "Escrow Agent"), CMPC, the Borrower, CL One and the Agent (as amended, supplemented or otherwise modified from time to time)

     40. Inter-Creditor Agreement dated as of Apri130, 1996 (the "Inter-Creditor Agreement") by and among CL One, CMPC, the Borrower, the Escrow Agent, John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company of America, Mellon Bank, N.A., Allstate Life Insurance Company, and Connecticut General Life Insurance Company ( as amended, supplemented or otherwise modified from time to time)

     41. Financing Statement filed with the Secretary of State of Maine (UCC No. 1171447) with respect to the Borrower in relation to document nos. 2 and 3 above

     42. Financing Statement filed with the Secretary of State of New Jersey (UCC-l No. 1696612) with respect to KTI in connection with document no. 4 above

     43. Financing Statement filed with the Secretary of State of Maine (UCC-l No. 1171057) with respect to KTI in connection with document no. 4 above

     44. Financing Statement filed with the Secretary of State of Delaware (UCC-l No. 9612047) with respect to KTI Limited Partners in connection with document no. 5 above

     45. Financing Statement filed with the Secretary of State of Maine (UCC-1 No. 1171056) with respect to KTI Limited Partners in connection with document no. 5 above

     46. Financing Statement filed with the Secretary of State of Maine (UCC-1 No. 1171059) with respect to the Borrower in connection with document nos. 6 and 7 above

     47. Financing Statement filed with the Secretary of State, New Jersey (UCC-1 No. 1696616) with respect to the Borrower in connection with document nos. 6 and 7 above

     48. Non-Disturbance and Attornment Agreement (the "Non-Disturbance and Attornment Agreement") dated as of April 30, 1996 by and between the Agent, CL One and CMPC ( as amended, supplemented or otherwise modified from time to time)